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                                                                   EXHIBIT 10.22

                           SALE AND PURCHASE AGREEMENT

         THIS SALE AND PURCHASE AGREEMENT ("Agreement"), dated as of August 31, 2001 (the "Effective Date"), is made and entered into upon the terms and conditions hereinafter set forth, by and between MEDITRUST HEALTHCARE CORPORATION, a Delaware corporation ("Seller"), IASIS HEALTHCARE HOLDINGS, INC., a Delaware corporation ("Purchaser"), and ST. LUKE'S MEDICAL CENTER, LP, a Delaware limited partnership ("Lessee").

                                    RECITALS:

         1. Pursuant to a Facility Lease dated as of February 1, 1995, by and between Meditrust of Arizona, Inc., a Delaware corporation ("Meditrust-Arizona"), and OrNda HealthCorp of Phoenix, Inc., a California corporation ("OrNda-Phoenix"), a memorandum of which is of record as Instrument No. 95-0079420 in the Official Records of the Maricopa County (Arizona) Recorder, as amended by First Amendment to Facility Lease dated January 22, 1996, by and between Meditrust-Arizona and OrNda-Phoenix, a memorandum of which is of record as Instrument No. 96-0047708 in the Official Records of the Maricopa County Recorder, as further amended by Second Amendment to Facility Lease dated September 15 1997, by and between Meditrust-Arizona and OrNda-Phoenix (collectively, the "Facility Lease"), Meditrust-Arizona leased to OrNda-Phoenix certain real property more particularly described in the Facility Lease (collectively, the "Real Property").

         2. Pursuant to a Ground Lease dated January 22, 1996, by and between Meditrust-Arizona and Tempe St. Luke's Investors Limited Partnership, an Arizona limited partnership ("TSLILP"), a memorandum of which is of record as Instrument No. 96-0047701 in the Official Records of the Maricopa County Recorder (the "Ground Lease"), Meditrust-Arizona leased to TSLILP a portion of the Real Property initially leased pursuant to the Facility Lease, as more particularly described in the Ground Lease (the "Ground Lease Parcel").

         3. Meditrust-Arizona merged with and into Meditrust Company LLC, a Delaware limited liability company ("Meditrust"), which in turn merged with and into New Meditrust Company LLC, a Delaware limited liability company ("New Meditrust").

         4. Lessee is the lessee under the Facility Lease pursuant to a Lease Assignment and Assumption Agreement dated October 16, 1999, by and among New Meditrust, OrNda-Phoenix and Lessee. Purchaser is the general partner of Lessee.

         5. AZ-Tempe Luke Limited Partnership, a Florida limited partnership ("Ground Lessee"), is the lessee under the Ground Lease pursuant to an Assignment and Assumption of Ground Lease and Easement Agreement dated January 20, 1998, by and between TSLILP and MT-BR Limited Partnership, a Delaware limited partnership ("MT-BR"), of record as Instrument No. 98-0071562 in the Official Records of the Maricopa County Recorder, and an Assignment and Assumption of Ground Lease and Easement Agreement dated January 28, 2000, by and

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among MT-BR, Ground Lessee and New Meditrust, of record as Instrument No.
00-0143989 in the Official Records of the Maricopa County Recorder.

         6. New Meditrust conveyed the Real Property to Seller by deeds dated March 21, 2001, of record as Instrument Nos. 01-0238127 and 01-0238128 in the Official Records of the Maricopa County Recorder. The interest of New Meditrust in, to and under the Facility Lease was assigned to and assumed by Seller pursuant to an Assignment and Assumption Agreement dated March 28, 2001, by and between New Meditrust and Seller. The interest of New Meditrust in, to and under the Ground Lease has been or will be assigned to and assumed by Seller pursuant to an Assignment and Assumption Agreement dated as of March 21, 2001, by and between New Meditrust and Seller.

         7. Subject to the terms and conditions of this Agreement, Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, the right, title and interest of Seller in, to and under the Real Property, the Ground Lease and certain other assets hereinafter described.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the Purchase Price, the mutual covenants and agreements of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assets To Be Purchased. Subject to the terms and conditions of this Agreement, Seller shall sell and convey to Purchaser, and Purchaser shall purchase from Seller, all of Seller's right, title and interest in, to and under the following (collectively the "Conveyed Assets"):

                  (a) the Real Property other than the Ground Lease Parcel, together with (1) all air rights, easements, rights of way, tenements and hereditaments appertaining thereto and (2) all buildings, structures, fixtures and other improvements permanently erected or placed thereon;

                  (b) the Ground Lease Parcel, together with (1) all air rights, easements, rights of way, tenements and hereditaments appertaining thereto and (2) to the extent of any interest of Seller therein, all buildings, structures, fixtures and other improvements permanently erected or placed thereon;

                  (c) to the extent of any interest of Seller therein, all personal property and fixtures located on or at the Real Property (the "Personal Property");

                  (d)      the Ground Lease; and

                  (e) all warranty and guaranty claims (if any) under or with respect to the Personal Property or with respect to any construction of or repairs to the Premises (defined below) or any part thereof.


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The property and interests in property described in the preceding clauses (a),
(b) and (c), to the full extent of Seller's right, title and interest therein, thereto and thereunder, are sometimes herein referred to collectively as the "Premises".

         2.       Purchase Price; Earnest Money; Escrow Agent.

                  (a) The purchase price for the Conveyed Assets shall be the sum of Fifty-Five Million and No/100ths Dollars ($55,000,000.00) (the "Purchase Price"), payable as follows:

                           (1) The sum of Five Hundred Thousand and No/100ths Dollars ($500,000.00) (the "Earnest Money") shall be paid to First American Title Insurance Company, a California corporation having a place of business at 6077 Primacy Parkway, Suite 121-B, Memphis, Tennessee 38119 ("Escrow Agent"), in cash or other immediately available funds within one (1) business day following the final execution of this Agreement, to be held in escrow by Escrow Agent pursuant to the terms of this Section 2 and applied in accordance with the terms of this Agreement. At the closing of the sale and purchase of the Conveyed Assets (the "Closing"), the Earnest Money shall be returned to Purchaser or applied to the payment of the Purchase Price, as directed by Purchaser.

                           (2) The Purchase Price (including that portion of the Earnest Money, if any, applied to the payment of the Purchase Price in accordance with Purchaser's directions) shall be paid in cash or other immediately available funds at Closing.

                  (b) Purchaser shall be entitled to make such arrangements as may be acceptable to Escrow Agent to invest the Earnest Money in an interest-bearing account in any banking institution in which Escrow Agent currently maintains one or more accounts, with interest earned becoming part of the Earnest Money; provided, however, that any such instructions from Purchaser must be in writing and Purchaser shall assume any risk of loss thereby.

                  (c) Without limiting any other right or remedy of Purchaser hereunder, in the event that the Closing does not occur because of the nonoccurrence of a Closing Condition specified in paragraphs 5(a)(2) through (5), subsection 5(b) or paragraphs 5(c)(3) or (4), the Earnest Money shall be paid or returned to Purchaser.

                  (d) Escrow Agent shall not be liable for any loss or damage resulting from the following:

                           (1) The financial status or insolvency of, or any misrepresentation made by, any other party to this Agreement.

                           (2) The legal effect or any insufficiency of any instrument deposited with or delivered by or to Escrow Agent or exchanged by the parties hereunder.


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                           (3)      The default, error, action or omission of
                  any other party to this Agreement.

                           (4) Any delay in any electronic wire transfer of funds that is not the result of the actions of Escrow Agent.

                           (5) Any loss, diminution in value or failure to achieve a greater profit as a result of the Earnest Money deposit, any loss that arises from the fact that the amount of the deposit may cause the aggregate amount of the depositor's accounts to exceed $100,000 and that the excess amount is not insured by the Federal Deposit Insurance Corporation (FDIC), any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a financial institution if such loss or impairment results from the failure, insolvency or suspension of business of a financial institution, or any loss or impairment of funds due to the invalidity of any draft, check, document or other negotiable instrument delivered to Escrow Agent.

                           (6) The expiration of any time limit or other consequence of delay unless a properly executed instrument, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit.

                           (7) Escrow Agent's compliance with any legal process, subpoena, writ, order, judgment or decree of any court, whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

                  (e) In the event that litigation is initiated relating to this Agreement, the parties hereto agree that Escrow Agent shall be held harmless from any and all loss, damages, claims, liabilities, judgments and other costs and expenses of every kind and nature that may be incurred by Escrow Agent by reason of its acceptance of, and its performance under, this Escrow Agreement (including, without limitation, attorney's fees), except any acts or omissions arising from Escrow Agent's willful default or gross negligence. To the extent that Escrow Agent holds funds under the terms of this Escrow Agreement, the parties agree that Escrow Agent may charge those funds with any such attorney's fees, court costs and expenses as they are incurred by Escrow Agent.

                  (f) In the event that conflicting claims or demands are made on Escrow Agent or Escrow Agent, in good faith, believes that any instructions with regard to the Earnest Money are in conflict or are unclear or ambiguous, Escrow Agent may refuse to comply with any such instruction, claim or demand so long as such disagreement shall continue, and in so refusing Escrow Agent shall not release the Earnest Money or make any other disposition of the Earnest Money. Escrow Agent shall not be or become liable in any way to the parties for its failure or refusal to comply with any such conflicting instructions or adverse claims or demands, and it shall be entitled to continue so to refrain


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         from acting until such conflicting or adverse demands (i) shall have been adjusted by agreement and Escrow Agent shall have been notified in writing thereof by the parties or (ii) shall have been finally determined in a court of competent jurisdiction. Furthermore, Escrow Agent may, but shall not be required to, bring an interpleader action in either Shelby County, Tennessee, or Maricopa County, Arizona. Such action shall not be deemed to be the "fault" of Escrow Agent, and Escrow Agent may lay claim to or against the Earnest Money for its reasonable costs and attorney's fees in connection with same, through final appellate review. To that end, the parties hereto other than Escrow Agent agree to indemnify Escrow Agent from all such attorney's fees, court costs and expenses.

                  (g) Escrow Agent shall receive a fee of Five Hundred Dollars ($500.00) for its services under this Agreement unless extraordinary requirements are made for its services as Escrow Agent, which fee is to be paid by Purchaser.

         3.       Title Evidence.

                  (a) Title Commitment. With reasonable promptness following the Effective Date, Purchaser shall obtain a commitment for the issuance of an owner's policy of title insurance (ALTA Form B-1992) with respect to the Real Property (the "Title Commitment") in the full amount of the Purchase Price, issued by a title insurance company selected by Purchaser (the "Title Company"), together with copies of all recorded exceptions to title disclosed thereby (the "Title Exception Documents"). The Title Commitment shall show Purchaser or its assigns as the proposed insured thereunder and shall show Seller as owner of the Real Property, subject to any exceptions so disclosed.

                  (b) Survey. Within five (5) business days after the Effective Date, Seller shall provide Purchaser with a copy of any existing survey of the Real Property in Seller's possession (the "Existing Survey"). Purchaser also may in its discretion obtain a current boundary survey of the Real Property prepared by a duly licensed land surveyor, certified to Seller, Purchaser and Title Company pursuant to a form of certificate acceptable to them (the "Survey", which term shall refer to the Existing Survey if Purchaser in its discretion determines not to obtain a current boundary survey of the Real Property).

                  (c) Title/Survey Review. As used herein, "Permitted Exceptions" means, collectively: (1) applicable laws and regulations of any governmental authority; (2) all taxes due and payable for period beginning February 1, 1995; (3) any liens for municipal betterments that are not due as of the Closing Date; (4) the matters listed in Exhibit B to the Facility Lease; (5) any encumbrances created by Lessee or Lessee's predecessor in interest under the Facility Lease; (6) with respect to the Ground Lease Parcel only, that certain Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of January 28, 2000, from Ground Lessee to Chicago Title Insurance Company, Trustee, for the use and benefit of GMAC Commercial Mortgage Corporation ("GMAC"), of record as Instrument No. 00-0143990 in the Official Records of the Maricopa County Recorder, as the same may now or hereafter be amended (the "GMAC Deed of Trust"),
         (7) any other encumbrances recorded


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         after February 1, 1995 that do not unreasonably interfere with the use and enjoyment of the Premises for the Primary Intended Use (as defined in the Facility Lease) and that would not preclude Seller from providing insurable title to the Premises; and (8) any matters shown on the Title Commitment or the Survey and not objected to by Purchaser before the expiration of the Inspection Period. The foregoing listing of Permitted Exceptions shall not in any way restrict or limit Purchaser's rights pursuant to paragraph 5(a)(1), including Purchaser's right to disapprove the Premises for any reason including its dissatisfaction with any matter relating to title to the Premises, regardless of whether such matter otherwise would constitute a Permitted Exception.

                  If, on or before the Closing Date, Purchaser determines that title to the Premises is subject to any matter other than Permitted Exceptions, Purchaser shall provide Seller with written notice (the "Title Objection Notice") specifying the matters other than Permitted Exceptions that affect title to the Premises and to which Purchaser objects (any such exceptions to which Purchaser so objects being hereinafter called "Unauthorized Exceptions"). Seller shall have five
         (5) business days after receipt of Purchaser's Title Objection Notice to notify Purchaser which Unauthorized Exception(s), if any, Seller, in the exercise of its sole discretion, will agree to cure at or prior to the Closing (subject to subsection 11(e)), whereupon Purchaser shall have three (3) business days after receipt of such notice to elect either to: (i) terminate this Agreement by written notice to Seller, without any liability on its part, whereupon the Earnest Money shall be paid or returned to Purchaser and the parties hereto shall have no further rights, duties or obligations hereunder except as otherwise expressly provided herein; or (ii) accept title to the Real Property subject only to such Unauthorized Exceptions as Seller has not agreed to cure, without reduction in the amount of the Purchase Price except for reductions necessary to remove liens securing liquidated amounts that are not the responsibility of Lessee (or its predecessor in interest as lessee under the Facility Lease) under the Facility Lease and except as otherwise expressly provided herein, in which case such Unauthorized Exceptions shall be deemed to be Permitted Exceptions hereunder. In the event that Purchaser fails to terminate this Agreement in accordance with clause (i) above by giving written notice to Seller within the five (5) business day period aforesaid, Purchaser shall be deemed to have elected to take title to the Real Property in accordance with the terms of clause (ii) above. At or prior to the Closing, Seller shall cure the Unauthorized Exceptions that Seller has notified Purchaser in writing that Seller will cure.

         4.       Furnishing of Information.

                  (a) As soon as is practicable, but in any event within five (5) business days after the Effective Date, Seller shall deliver to Purchaser the following information and materials (the "Due Diligence Materials"), to the extent such materials exist and are in Seller's possession or under Seller's control:

                           (1) any title insurance commitments or policies regarding the Real Property or any portion thereof, together with copies of any documents identified therein as exceptions to title;


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                           (2)      any Existing Survey;

                           (3) any plans, drawings, specifications and engineering and architectural studies and work (including "as built" plans and drawings, if any) with regard to the Premises;

                           (4) copies of the Facility Lease and the Ground Lease (sometimes herein referred to individually and collectively as the "Leases") and any amendments or proposed amendments thereto;

                           (5) copies of any soil boring or other similar engineering reports with respect to the Premises obtained during the period during which Seller has owned the Premises; and

                           (6)      copies of any "Phase 1" or other
                  environmental assessment reports with respect to the Premises obtained during the period during which Seller has owned the Premises.

         Seller makes no representation or warranty regarding the content of any of the foregoing. Furthermore, notwithstanding the delivery of items to Purchaser pursuant to paragraphs (1) and (2) above, the parties hereto acknowledge and agree that Purchaser shall have the sole responsibility to obtain its own title insurance and any updated survey it desires to have.

                  (b)      Seller acknowledges and agrees that
         Purchaser may, at Purchaser's sole expense, perform engineering and environmental studies, which may include soil borings and other physical examination and testing of the Real Property; provided, however, that after performing such tests the Real Property shall, at Purchaser's expense, be returned to substantially the same condition as it was in prior to the performance of such tests. Purchaser shall indemnify Seller and hold Seller harmless from and against any losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees, that may be imposed upon or incurred by Seller as a result of the above-described activities of Purchaser on the Real Property, and this indemnity obligation shall survive the Closing or any termination of this Agreement. In the event that the Closing does not occur through no fault of Seller, Purchaser shall provide to Seller, upon Seller's request, copies of all reports, summaries and test results obtained by Purchaser with respect to the Property.

         5. Conditions to Closing. In addition to any conditions to Closing set forth elsewhere in this Agreement:

                  (a) The Closing and Purchaser's obligations hereunder with respect thereto are expressly contingent and conditioned upon the fulfillment, compliance, satisfaction and performance of each of the following conditions at or prior thereto, any one or more of which may be waived or deferred in whole or in part, but only in writing, by Purchaser at its option and in its sole discretion; provided, however, that any condition precedent to Purchaser's obligations that has not been fulfilled, complied with, satisfied or performed


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         at or prior to the Closing shall be conclusively deemed waived if
         Purchaser consummates the Closing despite the lack of fulfillment, compliance with, satisfaction or performance of such condition:

                           (1) Purchaser shall have inspected and approved the Premises and the Due Diligence Materials. Purchaser shall have a period of time beginning on the Effective Date and ending at 11:59 p.m. Central time on October 1, 2001 (the "Inspection Period", which shall be extended by one day for each day after the five business day period described in subsection 4(a) that elapses prior to delivery of the last of the Due Diligence Materials to be delivered to Purchaser pursuant to paragraphs 4(a)(1), (2) and (4)) within which to examine same and to inspect the Premises and to indicate its disapproval of the Premises or the Due Diligence Materials or any part thereof to Seller by delivering written notice of same to Seller. If Purchaser, in Purchaser's sole discretion, finds the Premises or any of the Due Diligence Materials unacceptable in any respect, Purchaser may terminate this Agreement by so notifying Seller prior to the expiration of the Inspection Period, in which case the parties hereto shall have no further duties, rights or obligations hereunder except as otherwise expressly provided in Sections 4 and 18, and Seller shall instruct Escrow Agent to pay or return the Earnest Money to Purchaser. If Purchaser fails to notify Seller in writing of Purchaser's disapproval of the Premises or the Due Diligence Materials within the Inspection Period, Purchaser will be deemed to have approved the condition of the Premises and the form and content of the Ground Lessee estoppel certificate to be delivered by Seller pursuant to paragraph 13(h).

                           (2) Not later than the Closing Date, (A) Purchaser shall have obtained new financing for the purchase of the Conveyed Assets and expenses related thereto, in a principal amount not less than the amount of the Purchase Price, on terms and conditions satisfactory to Purchaser, and
                  (B) Purchaser shall have obtained any consents, approvals or waivers regarding this transaction (collectively, the "Iasis Credit Facility Consents") required under the terms of or in connection with the Credit Agreement dated October 15, 1999, by and among IASIS Healthcare Corporation, a Delaware corporation (the "Company"), certain lenders, J.P. Morgan Securities, Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent, as amended (the "Credit Agreement"). If Purchaser fails to consummate the Closing solely because a condition specified in either clause (A) or (B) of the preceding sentence has not been satisfied, Purchaser will be responsible to reimburse Seller for any legal fees and other out-of-pocket expenses, if any, reasonably incurred by Seller subsequent to the Effective Date in preparing to close the transaction that is the subject of this Agreement; provided, however, that the amount for which Purchaser is obligated to reimburse Seller pursuant to this sentence in no event shall exceed $50,000.


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                           (3)      All of the covenants and agreements made by
                  Seller in this Agreement shall have been fully and timely performed in all material respects, and Purchaser shall have received the Seller Closing Certification, dated as of the Closing Date and disclosing no events or changes in facts or circumstances regarding Seller's representations and warranties that have occurred after the date hereof except as have been approved by Purchaser, in its discretion. Purchaser shall not be obligated to purchase less than all of the Real Property and, subject to the terms and conditions of this Agreement, the entire Real Property shall be sold and purchased simultaneously.

                           (4) There shall be no writ, injunction, decree or order of any nature issued by or pending before any court or governmental agency directing that the transactions contemplated by this Agreement not be consummated.

                           (5) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have been terminated or expired after the filing of notification and report forms in accordance with subsection 11(b), with no action by any governmental authority having been taken during such waiting period seeking to prevent or materially modify the transaction contemplated hereunder.

                  (b) The Closing and Lessee's obligations hereunder with respect thereto are expressly contingent and conditioned upon the fulfillment, compliance, satisfaction and performance of each of the following conditions at or prior thereto, any one or more of which may be waived or deferred in whole or in part, but only in writing, by Lessee at its option and in its sole discretion; provided, however, that any condition precedent to Lessee 's obligations that has not been fulfilled, complied with, satisfied or performed at or prior to the Closing shall be conclusively deemed waived if Lessee consummates the Closing despite the lack of fulfillment, compliance with, satisfaction or performance of such condition:

                           (1) Not later than the Closing Date, Purchaser and Lessee shall have obtained the Iasis Credit Facility Consents.

                           (2) All of the covenants and agreements made by Seller in this Agreement shall have been fully and timely performed in all material respects, and Lessee shall have received the Seller Closing Certification, dated as of the Closing Date and disclosing no events or changes in facts or circumstances regarding Seller's representations and warranties that have occurred after the date hereof except as have been approved by Lessee, in its discretion.

                           (3) There shall be no writ, injunction, decree or order of any nature issued by or pending before any court or governmental agency directing that the transactions contemplated by this Agreement not be consummated.


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                           (4)      Any applicable waiting period under the HSR
                  Act shall have been terminated or expired after the filing of notification and report forms in accordance with subsection 11(b), with no action by any governmental authority having been taken during such waiting period seeking to prevent or materially modify the transaction contemplated hereunder.

                  (c) The Closing and Seller's obligations hereunder with respect thereto are expressly contingent and conditioned upon the fulfillment, compliance, satisfaction and performance of each of the following conditions at or prior thereto, any one or more of which may be waived or deferred in whole or in part, but only in writing, by Seller at its option and in its sole discretion; provided, however, that any condition precedent to Seller's obligations that has not been fulfilled, complied with, satisfied or performed at or prior to the Closing shall be conclusively deemed waived if Seller consummates the Closing despite the lack of fulfillment, compliance with, satisfaction or performance of such condition:

                           (1) All of the covenants and agreements made by Purchaser and Lessee in this Agreement shall have been fully and timely performed in all material respects, and Seller shall have received the Purchaser Closing Certification and the Lessee Closing Certification, dated as of the Closing Date and disclosing no events or changes in facts or circumstances regarding Purchaser's or Lessee's representations and warranties that have occurred after the date hereof except as have been approved by Seller, in its discretion. Seller shall not be obligated to convey less than all of the Real Property and, subject to the terms and conditions of this Agreement, the entire Real Property shall be sold and purchased simultaneously.

                           (2) Any amounts that are due, owing and unpaid under the Facility Lease as of the Closing Date shall have been paid to Seller by Lessee on or before the Closing Date.

                           (3) There shall be no writ, injunction, decree or order of any nature issued by or pending before any court or governmental agency directing that the transactions contemplated by this Agreement not be consummated.

                           (4) Any applicable waiting period under the HSR Act shall have been terminated or expired after the filing of notification and report forms in accordance with subsection 11(b), with no action by any governmental authority having been taken during such waiting period seeking to prevent or materially modify the transaction contemplated hereunder.

The conditions set forth in this Section 5, together with any other conditions to Closing set forth in this Agreement, are sometimes herein referred to collectively as "Closing Conditions".


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

         6.       Responsibility for Premises; Condemnation; Casualty Loss.

                  (a) Until Closing, and except as otherwise provided in the Facility Lease, Seller shall have the full responsibility and the entire liability for any and all damage or injury of any kind whatsoever to the Premises and any and all persons (whether tenants, employees or otherwise) injured at or from activities on the Premises, in the same manner as if the parties had not entered into this Agreement.

                  (b) If at any time prior to Closing Lessee learns that the Premises (or any part thereof) are threatened with condemnation, or that legal proceedings have been commenced under the power of eminent domain, Lessee shall promptly notify Seller of such fact, in writing, and furnish to Seller full copies of all pleadings, correspondence and other documents and data pertaining thereto. If at any time prior to Closing Seller learns that the Premises (or any part thereof) are threatened with condemnation, or that legal proceedings have been commenced under the power of eminent domain, Seller shall promptly notify Purchaser of such fact, in writing, and furnish to Purchaser full copies of all pleadings, correspondence and other documents and data pertaining thereto. Purchaser shall have the option, which must be exercised by it within ten (10) days after its receipt of written notice from Seller of the threat or pendency of any such proceedings and the aforesaid copies of documents and information, to terminate this Agreement or to proceed with the Closing. If Purchaser fails to give Seller written notice of its termination of this Agreement within said ten day period, Purchaser shall be deemed to have elected to proceed with the Closing. If Purchaser elects to terminate this Agreement, the Earnest Money shall be paid or returned to Purchaser and the parties shall have no further rights, duties or obligations hereunder except as otherwise expressly provided in Sections 4 and 18. If Purchaser elects to proceed with the Closing, it shall be obligated to do so without a reduction in the amount of the Purchase Price (except as otherwise expressly provided herein); however, notwithstanding any provision of the Facility Lease that may be to the contrary, at the Closing Purchaser shall be entitled to any and all awards payable to Seller as a result of such condemnation or eminent domain proceedings and, to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser Seller's rights to such awards.

                  (c) If, prior to Closing, the Premises (or any part thereof) are destroyed or substantially damaged, Seller shall promptly give Purchaser written notice of such destruction or damage and Purchaser shall have the option, which must be exercised by it within ten (10) days after its receipt of such notice, to terminate this Agreement or to proceed with the Closing. If Purchaser fails to give Seller written notice of its termination of this Agreement within said ten (10) day period, Purchaser shall be deemed to have elected to proceed with the Closing. If Purchaser elects to terminate this Agreement, the Earnest Money shall be paid or returned to Purchaser and the parties shall have no further rights, duties or obligations hereunder except as otherwise expressly provided in Sections 4 and 18. If Purchaser elects to proceed with the Closing or if the damage to the Premises is not substantial (as defined below), Purchaser shall be obligated to proceed with the Closing without a reduction in the amount of the Purchase Price

         (except as otherwise expressly provided herein); however, notwithstanding any provision of the Facility Lease that may be to the contrary, at the Closing Purchaser shall be entitled to any insurance proceeds payable by insurance companies to Seller as a result of such damage and, to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser Seller's rights to such proceeds.

                  (d) For the purposes of this Section 6, destruction or damage to the Premises shall be deemed "substantial" only if the loss in question is reasonably estimated by Purchaser to exceed $500,000.

         7.       GENERAL DISCLAIMER OF WARRANTIES; ENVIRONMENTAL PROTECTION.


                  (a)      EXCEPT AS EXPRESSLY SET FORTH IN SUBSECTION 7(b) AND
         SECTION 8, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED OR STATUTORY, RELATING TO THE PREMISES OR ANY PORTION THEREOF, OR RELATING TO THE CONDITION OF THE PREMISES. SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSES IN RESPECT OF THE PREMISES, AND THE SAME ARE SOLD IN AN "AS IS, WHERE IS" CONDITION.

                  (b) Seller represents to Purchaser that Seller has not received written notice of any violation by any owner or user of the Premises of any applicable law, statute, regulation, rule, ordinance or order with respect to environmental protection, and Purchaser agrees that no other representations or warranties have been made by Seller relating to environmental protection or the presence of hazardous substances in or on the Premises, or that the condition or use of the Premises is in compliance with applicable federal, state or local laws, statutes, regulations, rules, ordinances or orders, building or zoning ordinances or other similar legal requirements. For purposes hereof, "hazardous substances" means asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and all other hazardous wastes, toxic substances and related materials, including substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as further amended, 42 USC ss.9601, et seq., the Hazardous Materials Transportation Act, as amended, 49 USC ss.6901 et seq., the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, as further amended, 42 USC ss.6901, et seq., the Toxic Substances Control Act, 15 USC ss.2601 et seq. and similar statutes, rules and regulations enacted or promulgated by the State of Arizona or any local governmental entity, as amended, relating to the protection and preservation of the environment. Purchaser agrees that Purchaser is not relying on any warranty or representation of Seller or of any agent, employee or representative of Seller except as specifically set forth herein, and Purchaser has determined or will prior to Closing determine on Purchaser's own behalf the physical and geological condition of the Premises and has satisfied itself or will satisfy itself prior to Closing with respect to all environmental matters relating to the Premises, and is accepting the Premises in its "AS IS" present condition, subject to all deficiencies or other matters, whether known or unknown. Purchaser further recognizes that Seller has had no obligation to conduct any investigation whatsoever in connection with the conveyance of the Premises to Purchaser other than to make arrangements for delivery of the environmental report described in paragraph 4(a)(6). The agreements expressed in this Section shall survive the Closing.

         8. Representations and Warranties of Seller. As a material inducement to Purchaser and Lessee to enter into this Agreement and to purchase the Conveyed Assets or terminate the Facility Lease, as the case may be, as provided herein, Seller makes the following representations and warranties to Purchaser and Lessee, which representations and warranties are true as of the date of this Agreement and, as a condition of Purchaser's and Lessee's obligations to consummate the transactions contemplated hereunder, shall be true and correct as of the Closing Date unless otherwise expressly provided herein; provided, however, that, such representations and warranties shall be deemed modified as of the Closing, without breach of the foregoing obligation of Seller but without waiving the applicable Closing Conditions set forth in subsections 5(a) and (b), by Seller's delivery at Closing of a certification in substantially the form attached hereto as Exhibit 8 and incorporated herein by reference, reflecting any events or changes in facts or circumstances regarding Seller's representations and warranties that have occurred after the date hereof ("Seller's Closing Certification"):

                  (a) Seller has not received written notice of any condemnation or similar proceeding or action presently pending or under consideration with respect to the Premises.

                  (b) Within the one (1) year period preceding the Effective Date, Seller has not received written notice of any action, suit or proceeding instituted by any person or entity against or affecting the Premises before any federal, state, municipal or other governmental authority.

                  (c) Seller has not received written notice that the Premises are in violation of any federal, state, county or municipal laws, ordinances, orders, regulations or requirements.

                  (d) Seller has made no written commitments to any governmental authority, utility company, property owner's association or other organization, group or individual, relating to the Premises, that would impose an obligation upon Purchaser or its successors or assigns to make any contribution or dedications of money or land or to construct improvements, on or off the Premises; and Seller has received no written notice that any governmental authority has imposed any requirement that any user of the Premises pay, directly or indirectly, any special fees, assessments or contributions or incur any expenses or obligations with respect to the Premises or any use of the Premises or any part thereof.

                  (e) There are no leases or tenancies affecting the Premises to which Seller or any predecessor in interest to Seller is a party other than the Lease and the Ground Lease and the respective tenancies of Lessee and Ground Lessee thereunder. Neither Seller nor any agent or representative of Seller holds any security deposits or other similar sums in connection with the Leases.

                  (f) Subject to compliance with applicable provisions of the HSR Act and receipt of any required consent of GMAC pursuant to the GMAC Deed of Trust, Seller has the legal right and all requisite power and authority to enter into this Agreement and to complete the transactions contemplated herein.

                  (g) The person executing this Agreement on behalf of Seller is duly and validly empowered and authorized to execute and deliver this Agreement on behalf of Seller and to bind Seller in accordance with the provisions of this Agreement.

         9. Representations and Warranties of Purchaser. As a material inducement to Seller to enter into this Agreement and to sell and convey the Conveyed Assets and terminate the Facility Lease, as the case may be, as provided herein, Purchaser makes the following representations and warranties to Seller, which representations and warranties are true as of the date of this Agreement and, as a condition of Seller's obligations to consummate the transactions contemplated hereunder, shall be true and correct as of the Closing Date unless otherwise expressly provided herein; provided, however, that, such representations and warranties shall be deemed modified as of the Closing, without breach of the foregoing obligation of Purchaser but without waiving the applicable Closing Condition set forth in subsection 5(c), by Purchaser's delivery at Closing of a certification in substantially the form attached hereto as Exhibit 9 and incorporated herein by reference, reflecting any events or changes in facts or circumstances regarding Purchaser's representations and warranties that have occurred after the date hereof ("Purchaser's Closing Certification"):

                           (a) Subject to compliance with applicable provisions of the HSR Act and receipt of the Iasis Credit Facility Consents, Purchaser has the legal right and all requisite power and authority to enter into this Agreement and to complete the transactions contemplated herein.

                           (b) The person executing this Agreement on behalf of Purchaser is duly and validly empowered and authorized to execute and deliver this Agreement on behalf of Purchaser and to bind Purchaser in accordance with the provisions of this Agreement.

         10. Representations and Warranties of Lessee. As a material inducement to Seller to enter into this Agreement and to sell and convey the Conveyed Assets and terminate the Facility Lease, as the case may be, as provided herein, Lessee makes the following representations and warranties to Seller, which representations and warranties are true as of the date of this Agreement and, as a condition of Seller's obligations to consummate the transactions contemplated hereunder, shall be true and correct as of the Closing Date unless otherwise expressly provided herein; provided, however, that, such representations and warranties shall be deemed modified as of the Closing, without breach of the foregoing obligation of Lessee but without waiving the applicable Closing Condition set forth in subsection 5(c), by Lessee's delivery at Closing of a certification in substantially the form attached hereto as
Exhibit 10 and incorporated herein by reference, reflecting any events or changes in facts or circumstances regarding Lessee's representations and warranties that have occurred after the date hereof ("Lessee's Closing Certification"):

                  (a) Lessee is the current holder of all of the lessee's right, title and interest under the Facility Lease, and Lessee has not assigned, hypothecated, pledged, sublet or otherwise transferred all or any portion of its interest under the Facility Lease except in connection with the transactions that are the subject of the Credit Agreement.

                  (b) Lessee has not heretofore exercised the Purchase Option (as defined in Article 19 of the Facility Lease) and, except as provided in paragraph 12(d), will not do so while this Agreement remains in effect.

                  (c) Subject to compliance with applicable provisions of the HSR Act and receipt of the Iasis Credit Facility Consents, Lessee has the legal right and all requisite power and authority to enter into this Agreement and to complete the transactions contemplated herein.

                  (d) The person executing this Agreement on behalf of Lessee is duly and validly empowered and authorized to execute and deliver this Agreement on behalf of Lessee and to bind Lessee in accordance with the provisions of this Agreement.

         11.      Certain Covenants and Agreements.

                  (a) Pursuant to Section 19.3 of the Facility Lease, Lessee has a Right of First Refusal (as defined in the Facility Lease) with respect to the purchase of the Premises. Lessee hereby waives such Right of First Refusal as the same applies to the transaction contemplated by this Agreement, but no further or otherwise.

                  (b) Within thirty (30) days after the Effective Date, each of Seller and Purchaser shall execute and file a notification and report form as and to the extent required under the HSR Act. Seller and Purchaser will take all actions reasonably required to seek early termination of the waiting period regarding these filings. Purchaser will pay the filing fees in connection with the filing of notification and report forms under the HSR Act.

                  (c) Until the Closing, the payment of the Purchase Price and the execution and delivery of the Facility Lease Termination, the terms and provisions of the Facility Lease shall remain in full force and effect, subject to the provisions hereof, and Lessee shall continue to perform faithfully all of its obligations under the Facility Lease.

                  (d) All press releases, public filings and other publicity concerning the transaction contemplated hereby will be subject to review and approval by Seller, Purchaser and Lessee, such approval not to be unreasonably withheld or delayed. Such approval shall not be required if the person issuing any such publicity reasonably believes it to be necessary for compliance with requirements of law, but such person shall provide the other parties with reasonable notice and an opportunity to review the same before release to the extent practicable. Seller, Purchaser and Lessee hereby agree to keep the terms and conditions of this Agreement confidential except to the extent that disclosure is required by law; provided, however, that the parties may disclose this Agreement to their respective lenders, the professional advisors and consultants who are advising them or providing necessary professional services in connection with the transactions contemplated hereby, Escrow Agent, the Title Company and any governmental authorities or other third parties as may be necessary in order to obtain the Iasis Credit Facility Consent and any required consent of GMAC pursuant to the GMAC Deed of Trust.

                  (e) If by the deadline for Closing Seller is unable to convey title to the Premises, subject only to Permitted Exceptions, or any other Closing Condition in favor of Purchaser or Lessee that is reasonably susceptible of satisfaction within the thirty (30) day period described below remains unsatisfied, Purchaser shall so notify Seller on or prior to the Closing Date, and Seller may (but shall not be obligated to) elect, by written notice to Purchaser and Lessee, to extend the Closing Date for a period not to exceed thirty (30) days. During such extended period of time, Seller shall use reasonable efforts to remove any Unauthorized Exceptions and the parties hereto shall use reasonable efforts to cause the unsatisfied Closing Condition(s) to be satisfied.

                  At either the originally specified or any extended time for performance, Purchaser may in its sole discretion elect to waive any outstanding Unauthorized Exceptions and accept such title to the Premises as Seller then is able to convey (in which event Seller shall convey such title), or Purchaser and Lessee may in their sole discretion elect to waive any other unsatisfied Closing Conditions, all without adjustment of the Purchase Price except as expressly set forth herein.

         12.      Closing.

                  (a) Subject to all the terms and conditions of this Agreement, the Closing shall take place at 10:00 a.m. (Eastern time) on October 15, 2001 at the offices of Nutter, McClennen & Fish, LLP, One International Place, Boston, Massachusetts, or at such other time and place as shall be mutually agreed upon in writing by Seller, Purchaser and Lessee in writing (the date of the Closing being referred to herein as the "Closing Date"). The parties acknowledge their willing to consummate the Closing by using the Title Company as escrow agent for the delivery and release of the required documents by mail, courier service or other means, subject to such escrow arrangements as are reasonably acceptable to the parties. Possession of the Premises shall be delivered on the Closing Date subject to the rights of parties in possession pursuant to the Facility Lease and the Ground Lease (and persons claiming by, through or under them) and the Permitted Exceptions.

                  (b) At the Closing, Seller agrees to convey fee simple title to the Real Property to Purchaser, subject only to the Permitted Exceptions, by a special warranty deed in form reasonably satisfactory to Seller and Purchaser (the "Deed").

                  (c) At the Closing, the Title Company shall delete from the Title Commitment all exceptions to title disclosed thereby except the Permitted Exceptions, and shall agree to issue and deliver to Purchaser a policy of title insurance conforming to the updated Title Commitment (the "Owner's Title Policy") as soon as is practicable following the Closing. Purchaser shall pay the premium for the Owner's Title Policy.

                  (d) Seller, Purchaser and Lessee hereby acknowledge and agree that (a) at Closing, the Purchase Option shall be deemed to have been modified to conform to the provisions of this Agreement, and (b) the purchase of the Conveyed Assets by Purchaser pursuant to this Agreement shall constitute a purchase of the Real Property pursuant to the Purchase Option.

         13. Seller's Obligations at Closing. At (or prior to) Closing, and subject to the terms, conditions and provisions hereof and the performance by Purchaser of its obligations as set forth above, Seller shall:

                  (a) Execute, acknowledge and deliver to Purchaser the Deed.

                  (b) Deliver to Purchaser originals (or if not available, copies) of the Facility Lease and the Ground Lease.

                  (c) Execute and deliver to Purchaser an assignment and assumption of the Ground Lease, in substantially the form attached hereto as Exhibit 13(c) (the "Assignment of Ground Lease").

                  (d) Execute and deliver to Purchaser an instrument, in substantially the form attached hereto as Exhibit 13(d), terminating the Facility Lease (the "Facility Lease Termination").

                  (e) Execute and deliver to Purchaser Seller's Closing Certification.

                  (f) Execute and deliver a settlement statement listing all charges and credits for the account of Seller in connection with the Closing.

                  (g) Deliver to Purchaser the affidavit required pursuant to Section 1445 of the Internal Revenue Code and the regulations thereunder stating, under the penalties of perjury, (1) that Seller is not a foreign entity, (2) the U.S. taxpayer identification number of Seller, and (3) such other information as may be required by the Internal Revenue Code or the regulations thereunder.

                  (h) Use reasonable efforts to deliver to Purchaser an estoppel certificate, in form and content reasonably satisfactory to Purchaser, executed by the tenant under the Ground Lease, certifying as to such matters involving the Ground Lease as Purchaser reasonably may require (actual delivery of the estoppel certificate is not a Closing Condition, provided Seller has used reasonable efforts to deliver same).

                  (i) If requested by Purchaser, instruct Escrow Agent to pay or return the Earnest Money to Purchaser.

                  (j) Deliver to Purchaser copies of resolutions of the board of directors or other managers of Seller authorizing the execution and delivery of this Agreement, the Deed, the Assignment of Ground Lease, the Facility Lease Termination, Seller's Closing Certification and the other documents required to be executed and delivered by Seller hereunder, a certificate of the secretary of Seller, copies of the organizational documents of Seller, a certificate of existence/good standing for Seller and any other documents reasonably requested by Seller or the Title Company to verify the power and authority of Seller to engage in the transactions contemplated hereby.

         14. Purchaser's Obligations at Closing. At (or prior to) Closing, and subject to the terms, conditions and provisions hereof and the performance by Seller of its obligations as set forth above, Purchaser shall:

                  (a)      Pay the Purchase Price to Seller.

                  (b) Execute and deliver to Seller the Assignment of Ground Lease.

                  (c) Execute and deliver to Seller the Facility Lease Termination.

                  (d) Execute and deliver to Seller Purchaser's Closing Certification.

                  (e) Execute and deliver a settlement statement listing all charges and credits for the account of Purchaser in connection with the Closing.

                  (f) Deliver to Seller copies of resolutions of the board of directors or other managers of Purchaser (or its general partner) authorizing the execution and delivery of this Agreement, the Assignment of Ground Lease, the Facility Lease Termination, Purchaser's Closing Certification and the other documents required to be executed and delivered by Purchaser hereunder, a certificate of the secretary of Purchaser, copies of the organizational documents of Purchaser, a certificate of existence/good standing for Purchaser and any other documents reasonably requested by Seller to verify the power and authority of Purchaser to engage in the transactions contemplated hereby.

         15. Lessee's Obligations at Closing. At (or prior to) Closing, and subject to the terms, conditions and provisions hereof and the performance by Seller of its obligations as set forth above, Lessee shall:

                  (a) Execute and deliver to Seller the Facility Lease Termination.

                  (b) Execute and deliver to Seller Lessee's Closing Certification.

                  (c) Deliver to Seller copies of resolutions of the board of directors or other managers of Lessee (or its general partner) authorizing the execution and delivery of this

         Agreement, the Facility Lease Termination, Lessee's Closing Certification and the other documents required to be executed and delivered by Lessee hereunder, a certificate of the secretary of Lessee, copies of the organizational documents of Lessee, a certificate of existence/good standing for Lessee and any other documents reasonably requested by Seller to verify the power and authority of Lessee to engage in the transactions contemplated hereby.

         16. Closing Costs. The following costs and expenses shall be paid by the parties as follows in connection with the Closing.


                  (a)      Seller shall pay:

                           (1) documentary stamps and intangibles taxes, if by local custom such items are typically paid by a seller,

                           (2) one-half (1/2) of any fees and charges of Escrow Agent, and

                           (3) all costs, expenses and charges associated with the removal of Unauthorized Exceptions (excluding amounts required to discharge encumbrances that are the responsibility of the tenant under the Facility Lease).

                  (b)      Purchaser shall pay:

                           (1)      the premiums for the Owner's Title Policy,

                           (2) the charges for any new or updated Survey obtained by Purchaser, and

                           (3) one-half (1/2) of any fees and charges of Escrow Agent.

                  (c) Costs and expenses of Closing not specified above shall be allocated between the parties in accordance with local custom.

                  (d) Each party shall pay the fees and expenses of its own counsel.

         17.      Prorations.

                  (a) All prepaid rents with respect to the Premises shall be prorated between Seller and Purchaser as of the Closing Date.

                  (b) Notwithstanding anything to the contrary set forth in the Facility Lease, at the Closing, Lessee shall also pay to Seller an amount equal to Seller's reasonable estimate of the Additional Rent (as defined in the Facility Lease) due for the quarter in which the Closing occurs (the "Closing Quarter"). Within ninety (90) days after the Closing Date, Lessee shall deliver to Seller a certificate reasonably acceptable to Seller and certified by the chief financial officer of Lessee, setting forth the Gross Revenues (as defined in the Facility Lease) for the period from the commencement of the Closing Quarter through the Closing Date. A final reconciliation of the Additional Rent due for the Closing Quarter shall be made based upon such certificate. If, as a result of such reconciliation, (i) the Additional Rent determined to be due for the Closing Quarter exceeds the amount paid by Lessee at the Closing, Lessee will pay such difference to Seller within ten (10) days after such final reconciliation or (ii) the Additional Rent determined to be due for the Closing Quarter is less than the amount paid by Lessee at the Closing, Seller agrees to refund such overpayment to Lessee within ten (10) days after such final reconciliation.

                  (c) All items that are required to be prorated as of the Closing Date and that are not subject to an exact determination shall be estimated by the parties. When any item so estimated is capable of exact determination after the Closing, the party in possession of the facts necessary to make the determination shall send the other party a detailed statement of the exact determination so made, and the parties shall adjust the prior estimate within ten (10) days after both parties have received said statement. Either party will be entitled, at its own expense, to audit the records supporting the determination made. All prorations shall be made as of the Closing Date, with Seller entitled to all rents and other income on the Closing Date and to have responsibility for all expenses through 11:59 p.m. on the Closing Date, and Purchaser entitled to all rents and income and to be responsible for all expenses thereafter. The cash payment due to Seller at Closing shall be increased or decreased by proration of the foregoing items.

                  (d) The provisions of this Section 17 shall survive the Closing.


         18. Brokerage. Seller and Purchaser represent and warrant to each other than they have not engaged the services of any broker in connection with the sale and purchase contemplated by this Agreement. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from any claim (including reasonable expenses incurred in defending such claim, including attorneys' fees and other expenses) made by any broker or sales agent or similar party for a commission claimed to be due under the terms of any agreement entered into by the indemnifying party or otherwise claimed to be due as a result of any actions taken by the indemnifying party. These indemnities shall survive the Closing or any termination of this Agreement.

         19.      Merger; Survival; Seller's Knowledge.

                  (a) All prior understandings and agreements of the parties with respect to the subject matter of this Agreement are merged in this Agreement, which alone fully and completely expresses their agreement with respect to the sale and purchase of the Conveyed Assets.

                  (b) All representations contained herein, and any other provisions hereof that by their terms provide that they survive the Closing or any termination of this Agreement, including the agreements set forth in Sections 4, 7, 17 and 18 and the representations and warranties of Seller set forth in Section 8, of Purchaser set forth in
         Section 9 and of

         Lessee set forth in Section 10, shall survive the Closing for a period of twenty-four (24) months and until the final resolution of any claim for breach asserted within said twenty-four (24) month period. Notwithstanding the foregoing, no claim for breach shall be asserted against any party after the Closing unless and until such time as the aggregate amount of all such post-Closing claims against such party equals or exceeds $100,000, and in no event will the aggregate liability of any party for breach of its representations and warranties herein exceed $3,000,000.

                  (c) It is understood and agreed that to the extent that any representation or warranty of Seller herein is stated to be based on Seller's knowledge, such knowledge is limited to the knowledge of Michael Bushee and Deborah Pfaff without any independent investigation or inquiry.

         20.      Default. In the event that:

                  (a) Seller fails to consummate the transactions contemplated herein for any reason, except for Purchaser's default or the nonoccurrence of any condition to Seller's obligations, Purchaser may either (1) enforce this Agreement through an action for a decree of specific performance; or (2) cancel and terminate this Agreement, in which event Purchaser shall be immediately entitled to the payment or return of the Earnest Money and the parties shall have no further rights, duties or obligations hereunder except as otherwise expressly provided in Sections 4 and 18.

                  (b) Purchaser fails to consummate the transactions contemplated herein for any reason, except for Seller's default or nonoccurrence of any condition to Purchaser's obligations, Seller may cancel and terminate this Agreement and retain the Earnest Money as liquidated damages and not as a penalty, and the parties shall have no further rights, duties or obligations hereunder except as otherwise expressly provided in Sections 4 and 18. The parties acknowledge and agree that Seller's right hereunder to retain the Earnest Money as liquidated damages upon a default by Purchaser reflects the parties' mutual agreement that such amount represents a fair and reasonable measure of the damages that would be suffered by Seller for removing the Premises from the marketplace and carrying the Premises during the pendency of this Agreement, it being further agreed that the exact amount of such damages are incapable of ascertainment with mathematical precision and that the parties hereto are attempting and intending by such provision to establish a measure of damages that is fair and reasonable under the circumstances.

         Any defaulting party shall bear the expense of enforcement of this Agreement, including court costs and reasonable attorney's fees.

         21.      Miscellaneous. The following general provisions govern this
Agreement:

                  (a) Time of Essence. Time is of the essence of this Agreement and each provision hereof.

                  (b) Governing Law. This Agreement is made and executed under and in all respects to be governed and construed by the laws of the State of Arizona.

                  (c) Notices. Any notice given to Seller or Purchaser pursuant to this Agreement shall be in writing and all notices and deliveries hereunder shall be deemed duly given or made upon receipt by facsimile transmission, or three (3) days after the date of mailing if sent by registered or certified mail, return receipt requested, or on the date delivered to a nationally recognized overnight delivery service or messenger, addressed as follows:

                           If to Seller, addressed to:

                                    Meditrust Healthcare Corporation
                                    c/o La Quinta Properties, Inc.
                                    197 First Avenue
                                    Needham, MA  02494
                                    Attention:  Michael F. Bushee
                                    Facsimile No. (781) 433-1290

                           with a copy to:

                                    Kathryn A. Arnone, Esq.
                                    Meditrust Healthcare Corporation
                                    c/o La Quinta Properties, Inc.
                                    197 First Avenue
                                    Needham, MA  02494
                                    Facsimile No. (781) 433-1235

                           and to:

                                    Marianne Ajemian, Esq.
                                    Nutter, McClennen & Fish, LLP
                                    One International Place
                                    Boston, MA  02110-2699
                                    Facsimile No. (617) 973-9748

                           If to Purchaser, addressed to:

                                    IASIS Healthcare Holdings, Inc.
                                    c/o IASIS Healthcare Corporation
                                    Suite A200, Dover Centre
                                    113 Seaboard Lane
                                    Franklin, TN  37067
                                    Attention:  General Counsel
                                    Facsimile No. (615) 846-3006

                           with a copy to:

                                    Bass, Berry & Sims PLC
                                    315 Deaderick Street, Suite 2700
                                    Nashville, TN  37238-3001
                                    Attention:  James S. Tate, Jr.
                                    Facsimile No. (615) 742-6293

                           If to Lessee, addressed to:

                                    St. Luke's Medical Center, LP
                                    c/o IASIS Healthcare Corporation
                                    Suite A200, Dover Centre
                                    113 Seaboard Lane
                                    Franklin, TN  37067
                                    Attention:  General Counsel
                                    Facsimile No. (615) 846-3006

                           with a copy to:

                                    Bass, Berry & Sims PLC
                                    315 Deaderick Street, Suite 2700
                                    Nashville, TN  37238-3001
                                    Attention:  James S. Tate, Jr.
                                    Facsimile No. (615) 742-6293

                  Any party, by notice given as aforesaid, may change the address to which subsequent notices are to be sent to such party.

                  (d) Waiver of Rights. Purchaser or Seller may waive any right conferred upon such party by this Agreement. Any such waiver may be made by, and only by, giving the other party written notice specifically describing the right waived.

                  (e) Amendment. This Agreement shall be amended only by a written instrument signed by the party to be charged therewith.

                  (f) Construction. The captions and headings of the various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof. Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable. When used herein, (1) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (2) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and". All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs and exhibits of or to this Agreement unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. This Agreement shall not be construed more strictly against one party than against the other by virtue of the fact that it may have been drafted or prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed substantially and materially to the preparation of this Agreement.

                  (g) Documentary References. Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all past, present or future amendments, restatements, modifications, supplements, extensions, renewals or replacements thereof, as the context may require.

                  (h) Assignment; Successors and Assigns. Seller may assign its rights and delegate its duties under this Agreement, in whole or in part, to any entity controlled by, controlling or under common control with Seller; provided, however, that Seller shall not thereby be released for any of its obligations hereunder. Purchaser may assign its rights and delegate its duties under this Agreement, in whole or in part, to any entity controlled by, controlling or under common control with Purchaser; provided, however, that Purchaser shall not thereby be released for any of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

                  (i) Other Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective legal representatives, successors, successors-in-title and permitted assigns. No person other than Purchaser, Seller, Lessee and Escrow Agent may rely hereon or derive any benefit hereby as a third party beneficiary or otherwise.

                  (j) Severability. If for any reason any provision of this Agreement, or the application thereof to a particular person or circumstance, shall be declared void or unenforceable by any court of competent jurisdiction, such invalidity shall only affect such provision or application and the balance of this Agreement or the application of such provision to other persons or circumstances shall remain in full force and effect and shall be binding upon the parties hereto.

                  (k) Counterparts. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and different counterparts or copies may be executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is (are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

                  (l) Business Days. When used herein, "business day" refers to any day other than a day on which commercial banks in Arizona, Massachusetts, New York or Tennessee are required or permitted to close.

                  (m) Filing. Neither this Agreement nor any notice hereof shall be filed in any public records.

                          [SIGNATURES BEGIN NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth beneath their respective signatures hereto.

                                        SELLER:

                                        MEDITRUST HEALTHCARE CORPORATION



                                        BY: /s/ DEBORA A. PFAFF
                                           -------------------------------------
                                           Name:   DEBORA A. PFAFF
                                                --------------------------------
                                           Title:  VICE PRESIDENT
                                                 -------------------------------

                                        Date:  August 31, 2001

                                        PURCHASER:

                                        IASIS HEALTHCARE HOLDINGS, INC.



                                        BY: /s/ W. CARL WHITMER
                                           -------------------------------------
                                           Name:   W. CARL WHITMER
                                                --------------------------------
                                           Title:  VICE PRESIDENT AND TREASURER
                                                 -------------------------------

                                        Date:  August 31, 2001

                                        LESSEE:

                                        ST. LUKE'S MEDICAL CENTER, LP



                                        BY: /s/ W. CARL WHITMER
                                           -------------------------------------
                                           Name:   W. CARL WHITMER
                                                --------------------------------
                                           Title:  VICE PRESIDENT AND TREASURER
                                                 -------------------------------

                                        Date:  August 31, 2001

The undersigned hereby agrees to act as Escrow Agent subject to and upon the terms and conditions hereinabove set forth.

                                        ESCROW AGENT:

                                        FIRST AMERICAN TITLE INSURANCE COMPANY



                                        BY: /s/ JANINE F. HEINER
                                           -------------------------------------
                                           Name:   JANINE F. HEINER
                                                --------------------------------
                                           Title:  COMMERCIAL CLOSER
                                                 -------------------------------

                                        Date:  August 31, 2001